Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of June 29, 2011 among NeuLion, Inc., a Delaware corporation (the “Company”), JK&B Capital V, L.P., and JK&B Capital V Special Opportunity Fund, L.P. (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and each Purchaser has entered into a Subscription Agreement (as defined below) pursuant to and subject to the terms and conditions of which, each Purchaser has agreed to purchase from the Company, and the Company has agreed to issue and sell to the Purchasers Class 4 Preference Shares (“Preferred Shares”).

WHEREAS, in connection with the purchase and sale of the Preferred Shares the Company has agreed to provide the rights set forth in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE 1
DEFINITIONS

1.1           Defined Terms.  Except as otherwise expressly provided herein or, unless the context otherwise requires, the terms defined in this Section 1.1 will have the meanings herein specified for all purposes of this Agreement.

“Company Public Sale” has the meaning set forth in Section 3.1(a).

“Closing Date” means the date upon which the transactions contemplated by the Subscription Agreement are consummated.

“Common Stock” means the common stock, par value $0.01, of the Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Association, Inc.

“Lock-Up Period” has the meaning set forth in Section 2.3.

“Piggyback Registration” has the meaning set forth in Section 3.1(a).

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

 “Register” means preparing and filing a registration statement in compliance with the Securities Act and the automatic effectiveness thereof or the use of commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;

The term “Registration” shall have a correlative meaning.

“Registrable Securities” means the shares of Common Stock issuable upon conversion of the Preferred Shares issued to the Purchasers pursuant to the Subscription Agreements or upon the conversion of or as a dividend with respect to such shares and any securities that may be issued or distributed or be issuable in respect of such Preferred Shares by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided that any such Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of:

(a)	the first day that the Purchasers no longer own 25% or more of the Registrable Securities;

(b)
in respect of a Registration pursuant to the Securities Act, the first day on which the Purchasers may sell all of the Registrable Securities owned by the Purchasers without registration or volume limitations under the Securities Act;

(c)	June 29, 2016.

“Registration Expenses” has the meaning set forth in Section 5.1.

“Registration Period” means the period commencing on the Closing Date and ending on the earliest to occur of:

(i)	the first day that the Purchasers no longer own 25% or more of the Registrable Securities;

(ii)	the first day on which the Purchasers may sell all of the Registrable Securities owned by the Purchasers without registration or volume limitations under the Securities Act; and

(iii)	June 29, 2016.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC pursuant to the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“SEC” means the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Subscription Agreement” means the Subscription Agreement dated June ___, 2011, between the Company and each Purchaser.

“Shelf Supplement” means, in respect of a Registration in the United States, a supplement to the Prospectus contained in the Shelf Registration Statement for purposes of including pricing and other necessary information in connection with any resale of Registrable Securities.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the resale of Registrable Securities.

“Trading Day” means any day the Toronto Stock Exchange is open for the trading of securities or any exchange on which the Company’s Common Stock are listed and posted for trading.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for distribution to the public.

1.2           General Interpretive Principles.  Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof.  Unless otherwise specified, the terms “hereof,” “herein” and similar terms refer to this Agreement as a whole (including any exhibit, annex, agreement or disclosure statements hereto), and references herein to Sections refer to Sections of this Agreement. Words of inclusion shall not be construed as terms of limitation herein, so that references to “include”, “includes” and “including” shall not be limiting and shall be regarded as references to non-exclusive and non-characterizing illustrations.

ARTICLE 2
REGISTRATION RIGHTS

2.1           Registration Rights.  If the Company receives a written request from a majority of holders of the Preferred Shares that the Company file a Registration Statement to Register the resale of all or part of the Registrable Securities held by the Purchasers, the Company shall, subject to the limitations of Sections 2.2 and 2.3:

(a)
as soon as practicable and in any event within 90 days after the Company’s receipt of such written request, prepare and file a Registration Statement in order to Register that number of Registrable Securities specified by the Purchasers in the notice;

(b)
use its reasonable commercial efforts to resolve any regulatory comments and satisfy any regulatory deficiencies in respect of the Registration Statement, and, as soon as reasonably practicable after such comments or deficiencies have been resolved or satisfied, prepare and file, and use its reasonable commercial efforts to cause the Registration Statement to become effective under the Securities Act, and will, subject to the provisions of Article 3, take all other steps and proceedings necessary in order to Register the resale of the Registrable Securities as soon as practicable;

(c)	ensure that the Registration Statement contains the disclosure required by, and conforms in all material respects, to the requirements of, the applicable provisions of the Securities Act;

(d)	prepare and file as soon as practicable with the SEC any amendments and supplements to the Registration Statement that may be necessary to comply with the Securities Act; and

(e)	in the case of an Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering.

Subject to the provisions of Section 5.1, a request pursuant to Section 2.1 may be withdrawn by written notice to the Company by the holders of a majority of the Preferred Shares.

2.2           Number of Demand Qualifications.  The Company is only obligated to file an aggregate of three Registration Statements under Section 2.1, but no filing pursuant to Section 2.1 is deemed to be a filing for purposes of this Article 2 until the Company has had the Registration Statement become effective, unless the Registration Statement has not become effective due solely to the fault of, or (except as a result of any postponement of any filing pursuant to Section 2.3) because the filing is withdrawn at the written request of, the holders of a majority of the Preferred Shares.

2.3           Exceptions.  If the Company is requested to file a Registration Statement pursuant to Section 2.1:

(a)
the Company is not obligated to effect the filing of such Registration Statement if the number of Registrable Securities to be Registered comprises less than 5% of the issued and outstanding Common Stock at the time of delivery of the notice;

(b)	the Company is not obligated to effect the filing of such Registration Statement:

(i)	for a period of up to 90 days after the date of a request for Registration pursuant to Section 2.1 if:

(A)           at the time of such request, the Company is engaged, or has fixed plans to engage within 60 days after the date of such request, in an Underwritten Offering in which the Purchasers are entitled to include Registrable Securities pursuant to Section 3.1; or

(B)           at the time of such request, the Company is currently engaged in an offer or exchange offer and the filing of a Registration Statement would cause a violation of the Securities Act;

(ii)
during the 90-day period following the closing by the Company of an Underwritten Offering in which the Purchasers were entitled (subject to underwriter cutbacks) to include Registrable Securities pursuant to Section 3.1 (or for such shorter period as the lead underwriter(s) of such public offering may have requested) (the “Lock-Up Period”), if the lead underwriter(s) of such public offering has advised the Company that the stand-off pursuant to this clause (ii), including the length thereof, is reasonable and customary under the circumstances and has requested such stand-off;

(iii)
if the Company has already effected the filing of a Registration Statement pursuant to Section 2.1 within the previous 90 days and such Registration Statement has not been withdrawn or such prior offering otherwise terminated; or

(iv)
if the Company has a Shelf Registration Statement that has been declared effective under the Securities Act at the time it receives a written notice from the holder(s) of a majority of the Preferred Shares exercising demand rights pursuant to Section 2.1;

(c)
the Company may defer such filing for up to 180 days after the delivery by the Company to the Purchasers of a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company it would be detrimental to the Company and its stockholders for a Registration Statement to be filed and it is essential to defer the filing of such Registration Statement; provided that the Company may not use this right more than once in any 12-month period;

provided that (1) the Company shall give prompt written notice to the Purchasers at such time as the reason for any postponement of the filing of a Registration Statement pursuant to clause (i) of this Section 2.3(b), or Section 2.3(c), no longer exists, or any Lock-Up Period has been terminated, at which point the relevant postponement shall terminate, (2) any stand-off period pursuant to Section 2.3(b)(ii) may be terminated by the relevant lead underwriter(s), such consent to termination not to be unreasonably withheld, and upon any such termination the postponement of the filing of a Registration Statement pursuant to Section 2.3(b)(ii) shall terminate, and (3) if the Company postpones the filing of any Registration Statement pursuant to Section 2.3(b) or (c) and the Purchasers withdraws its related request pursuant to Section 2.1, the Purchasers will not have any obligation pursuant to Section 5.1 in connection with such aborted filing.

ARTICLE 3
PIGGY-BACK RIGHTS

3.1           Piggyback Registrations.

(a)
Participation. If the Company at any time proposes to Register any offering of its securities under the Securities Act for its own account or for the account of any other Persons, on a form or in a manner that would permit the inclusion of the Registrable Securities for offer and sale in an Underwritten Offering to the public under the Securities Act (other than (i) a Registration with the SEC on Form S-4 or S-8 or any successor form to such Forms or (ii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) (a “Company Public Sale”), then, as soon as practicable (but in no event less than 15 days prior to the proposed date of filing the Registration Statement), the Company shall give written notice of such proposed filing to the Purchasers, and such notice shall offer the Purchasers the opportunity to include in such Company Public Sale under a Registration Statement such number of Registrable Securities as the Purchasers may request in writing (a “Piggyback Registration”).  The Company is under no obligation to complete any offering of its securities it proposes to make pursuant to this Section 3.1 and will incur no liability to the Purchasers for its failure to do so.

(b)
Inclusion of Registrable Securities in Company Public Sale. Subject to Section 3.1(c), the Company shall include in such Company Public Sale all such Registrable Securities which are requested to be included therein within 15 days after the receipt by the Purchasers of any such notice; provided that if at any time after giving written notice of its intention to Register any securities and prior to:

(i)	the effective date of the applicable Registration Statement:

(ii)
in the case of a determination not to Register, shall be relieved of its obligation to include any Registrable Securities in such Underwritten Offering (but not from its obligation to pay the Registration Expenses in connection therewith); and

(iii)
in the case of a determination to delay Registering, shall be permitted to delay including any Registrable Securities in such Underwritten Offering, for the same period as the delay in Registering such other securities.

If the Purchasers request a Piggyback Registration pursuant to Section 3.1(a), then the Purchasers must, and the Company shall make such arrangements with the managing underwriter or underwriters so that the Purchasers may, participate in such Underwritten Offering. The Purchasers shall not be permitted to withdraw all or part of their Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c)
Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration inform(s) the Company and the Purchasers in writing that, in its or their opinion, the number of securities which the Purchasers and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the Registrable Securities shall not be included in such Registration.

(d)
Obligation to Register Registrable Securities. To the extent that any Registrable Securities are included and sold in a Company Public Sale, the Company’s continuing obligations to Register that number of securities included in the Company Public Sale shall forthwith cease upon the closing of the Company Public Sale; provided that all of the Company’s obligations under Article 2 and Section 3.1 in respect of the Registrable Shares that were not included and sold in such Company Public Sale shall remain in full force and effect and shall not be deemed to have been satisfied or to have ceased as a result of such Company Public Sale.

(e)
Underwriting Agreement. The Purchasers shall be party to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the Purchasers as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of the Purchasers. The Purchasers shall not be required to make any representations or warranties to or agreements with the Company or the underwriters, except that such Purchasers shall be required, upon request, to provide representations, warranties or agreements regarding the Purchasers, the Purchasers’ Registrable Securities and the Purchasers’ intended method of distribution of the Registrable Securities or any other representations or information required by law or required to be included in a Registration Statement.

(f)
Participation in Underwritten Registrations.  The Purchasers may not participate in any Underwritten Offering hereunder unless the Purchasers (i) agree to sell their Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

ARTICLE 4
OBLIGATIONS OF THE COMPANY

4.1           Registration Procedures.  In connection with the Company’s Registration obligations under Article 2 and Article 3, the Company will use commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company will:

(a)
prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus, or any amendments or supplements thereto, and (x) furnish to the Purchasers copies of all documents prepared to be filed, which documents will be subject to the review of the Purchasers and their counsel, acting reasonably and (y) except in the case of a Registration under Section 3.1, not file any Registration Statement, Prospectus, or amendments or supplements thereto to which the Purchasers or the underwriters, if any, shall reasonably object; provided that notwithstanding any other term of this Agreement, if the Purchasers or the underwriters, if any, do so reasonably object, the Company shall not be deemed to be in breach of any of its obligations hereunder;

(b)
as soon as reasonably practicable file with the SEC a Registration Statement, relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;

(c)
prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement and supplements (including Shelf Supplements) to the Prospectus as may be reasonably requested by the Purchasers or necessary to keep such Registration effective for the period of time required by this Agreement and, if applicable, to include the Registrable Securities in an Underwritten Offering pursuant to Section 3.1, and comply with provisions of applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Purchasers set forth in such Registration Statement;

(d)
notify the Purchasers and (if requested) confirm such advice in writing and provide copies of the relevant documents to the Purchasers, as soon as reasonably practicable after notice thereof is received by or on behalf of the Company (A) when the applicable Registration Statement or any amendment thereto has been filed, becomes effective, and when the Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other federal, state or provincial governmental authority for amendments or supplements to any Registration Statement (or the related Prospectus) or for additional information, (C) of the issuance by the SEC of any stop order or cease trade order suspending the effectiveness of any Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus, or the initiation or threatening of any proceedings for such purposes, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(e)
promptly notify the Purchasers when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect), contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, or fails to constitute full, true and plain disclosure of all material facts regarding the Registrable Securities or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus, in order to comply with the Securities Act, and, in each case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Purchasers an amendment or supplement to such Registration Statement or Prospectus, which will correct such misstatement or omission or effect such compliance;

(f)
use commercially reasonable efforts to prevent or obtain the withdrawal of any stop order, cease trade order or other order suspending the use of any preliminary or final Prospectus, or suspending the qualification of Registrable Securities covered by a Registration Statement;

(g)
promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement, such information as the managing underwriter or underwriters, if any, and the Purchasers agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment, as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(h)
furnish to the Purchasers without charge, as many copies as the Purchasers may reasonably request of the applicable Registration Statement and any supplement, amendment or post-effective amendment thereto, including financial statements, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)
deliver to the Purchasers without charge, as many copies of the applicable Prospectus (including each preliminary prospectus), and any amendment or supplement thereto as the Purchasers may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by the Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as the Purchasers may reasonably request in order to facilitate the disposition of the Registrable Securities by the Purchasers;

(j)
on or prior to the date on which the applicable Registration Statement becomes effective under the Securities Act, use commercially reasonable efforts to register or qualify, and cooperate with the Purchasers and their counsel(s), in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as the Purchasers or their counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration in effect, provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) become subject to the securities laws of any jurisdiction other than the United States or the various states of the United States or (C) take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)
use commercially reasonable efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Purchasers to consummate the disposition of such Registrable Securities;

(l)
enter into such customary agreements (including, without limitation, indemnification agreements, and in the case of Underwritten Offerings, underwriting agreements) and take all such other actions as the Purchasers or the underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(m)
obtain for delivery to the Purchasers and to the underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, addressed or confirmed to the Purchasers and underwriters, in customary form, scope and substance, which opinions shall be reasonably satisfactory to the Purchasers or underwriters, as the case may be, and their respective counsel;

(n)
in the case of an Underwritten Offering, provide copies to the Purchasers included in such Underwritten Offering, of the “comfort letter” from, and delivered to the Company and the underwriters, if any, by the Company’s independent certified public accountants, in customary form and covering such matters of the type customarily covered by “comfort letters” as the Company and the underwriters, if any, reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(o)
cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or other regulatory body;

(p)
use commercially reasonable efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(q)
provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement, as the case may be, from and after a date not later than the effective date of such Registration Statement,

(r)
cause all Registrable Securities covered by the Registration Statement, to be listed on each securities exchange on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted; and

(s)
make available upon reasonable notice at reasonable times and for reasonable periods for inspection by (A) a representative appointed by the Purchasers covered by the applicable Registration Statement, (B) any underwriter or agent participating in any disposition to be effected pursuant to such Registration Statement, and (C) any attorney, lawyer, accountant or other agent retained by the Purchasers or any such underwriter or agent, all pertinent financial and other records, pertinent corporate documents of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement, as shall be necessary to enable them to exercise their due diligence responsibility; provided that any such Person gaining access to information regarding the Company pursuant to this Section 4.1 shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company which the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (x) such information is or becomes publicly known without a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (z) such information is independently developed by such Person.

4.2           Information Regarding the Purchasers.  The Company may require the Purchasers to furnish to the Company such information regarding the distribution of the Registrable Securities and such other information relating to the Purchasers and their ownership of Registrable Securities as the Company may from time to time reasonably request in writing to enable the Company to comply with its obligations hereunder or under applicable law.  The Purchasers agree to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement and applicable law.  The Company shall not assume and shall not be deemed to assume any liability for any information provided to it by the Purchasers.

4.3           Discontinuance of Distribution.  The Purchasers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(e), the Purchasers will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement, until the Purchasers’ receipt of the copies of the supplemented or amended Prospectus, contemplated by Section 4.1(e), or until the Purchasers are advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, the Purchasers will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Purchasers’ possession, of the Prospectus, covering such Registrable Securities current at the time of receipt of such notice.

ARTICLE 5
EXPENSES

5.1           Registration Expenses.

(a)
All expenses incident to the Company’s performance of or compliance with this Agreement will be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with state securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing prospectuses or similar documents), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any opinions, audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the underwriters, if any, so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) any reasonable fees and disbursements of underwriters, if any, customarily paid by issuers of securities, (ix) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, and (x) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in a secondary offering, including underwriting discounts and commissions and transfer taxes, if any, attributable solely to the sale of Registrable Securities.

(b)
Notwithstanding the foregoing provisions of this Section 5.1, the Registration Expenses, if any, incurred by the Company where such obligation arises in respect of a demand registration pursuant to Article 2 which the Purchasers have subsequently withdrawn, the Purchasers shall immediately reimburse the Company for all of such Registration Expenses upon receipt of evidence thereof, provided, however, that if at the time of such withdrawal, the Purchasers have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Purchasers at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Purchasers shall not be required to pay any of such expenses.

ARTICLE 6
INDEMNIFICATION

6.1           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Purchasers, and, as applicable, the Purchasers’ directors, officers and employees, heirs successors and assigns and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or to provide full, true and plain disclosure of all material facts; provided that the Company shall not be liable to any particular indemnified party (x) to the extent that any such Loss arises solely as a result of an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement, in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof or (y) to the extent that any such Loss arises solely as a result of an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented), that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities prior to the sale (which may include a contract of sale) of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented), was not sent or given by or on behalf of such indemnified party to such Person at or prior to the sale (which may include a contract of sale) of the Registrable Securities to such Person.

6.2           Indemnification by the Purchasers.  The Purchasers agree to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers and employees and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any Prospectus contained therein or any amendment thereof or supplement thereto or any material incorporated by reference therein), or or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or to provide full, true and plain disclosure of all material facts, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the Purchasers to the Company specifically for inclusion in such Registration Statement or Prospectus and relates solely to the Purchasers and has not been corrected in a subsequent writing prior to or concurrently with the making of the purchase order for the Registrable Securities delivered to the Person asserting the claim.  The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.  The Purchasers shall also indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided with respect to indemnification of the Company, provided that in no event shall any indemnity under this subsection 6.2, when taken together with any contribution by such Purchaser under subsection 6.4, exceed the net proceeds from the offering received by such Purchaser.

6.3           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defence of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defence of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defence of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defences available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defence of such claim on behalf of such Person). If the indemnifying party assumes the defence, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. If such defence is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defences available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

6.4           Contribution.  If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 6.4 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party or parties on the other hand; or (ii) if the allocation provided by clause (i) of this Section 6.4 is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 6.4 but also the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, (x) the relative benefits received by the indemnifying on the one hand and the indemnified party on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of any securities registered thereunder (before deducting expenses) received by the indemnifying party and the net proceeds from the offering of any Registrable Securities (before deducting expenses) received by the indemnified party, bear to the aggregate public offering price of the securities registered thereunder; and (y) the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph, provided, however, that no contribution by any Purchaser, when combined with any amounts paid by such Purchaser pursuant to Section 6.2, shall exceed the net proceeds from the offering received by such Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 6.1 and 6.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. If indemnification is available under this Section 6.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6.1 and 6.2 hereof without regard to the relative fault of said indemnifying parties or indemnified party. The remedies provided for in this Section 6.4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

ARTICLE 7
MISCELLANEOUS

7.1           Rules 144 and 144A.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder. If the Company is not required to file such reports, it will, upon the request of the Purchasers, make publicly available information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act, and it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Purchasers, the Company will deliver to the Purchasers a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

7.2           Free Writing Prospectuses.  The Purchasers agree that they will not use any “free writing prospectuses” (as such term is defined in Rule 405 of the Securities Act) in connection with the offer or sale by them of Registrable Securities pursuant to a Registration Statement.

7.3           No Inconsistent Agreements; Additional Rights.  The Company will not hereafter enter into, and is not currently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the Purchasers by this Agreement.

7.4           Term and Termination. This Agreement shall take effect from and after the Closing Date and shall terminate upon the earlier of (i) the expiration of the Registration Period or (ii) the Company ceases trading on the Toronto Stock Exchange or any other exchange on which the Company’s Common Stock islisted and posted for trading, except for the provisions of Article 6, which shall survive any such termination.

7.5           Fees and Expenses.  The Company shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and of the Purchasers’ counsel incident to the negotiation, preparation, execution and delivery of this Agreement. The fees and expenses that the Company is obligated to pay pursuant to this Section 7.5 shall be in addition to all such fees and expenses the Company is obligated to pay pursuant to the terms of Article 5 and Article 6.

7.6           Entire Agreement.  This Agreement, together with the schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

7.7           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of:

(a)
the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address respectively set out on the signature pages attached hereto prior to 5:30 p.m. (Toronto time) on a Trading Day;

(b)
the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address respectively set out on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Toronto time) on any Trading Day;

(c)	the 2nd Trading Day following the date of mailing, if sent by an internationally recognized overnight courier service; or

(d)	upon actual receipt by the party to whom such notice is required to be given.

The address for such notices and communications shall be as set out on the signature pages attached hereto.

7.8           Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the holder(s) of a majority of the Preferred Shares or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.9           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their successors and permitted assigns. Neither the Company nor the Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

7.10           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.11           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

7.12           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.13           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the invalidity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties shall attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.14           Construction.  The Company and the Purchasers confirm that each of them together with their respective counsel has reviewed and had an opportunity to revise the Agreement and, therefore, the provisions of this Agreement express their mutual intent and the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto and no rule of strict construction shall be applied against either party.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated on the first page hereof.

NEULION, INC.

By:	/s/ Roy E. Reichbach
Name:	Roy E. Reichbach
Title:	Secretary

Address:
1600 Old Country Road
Plainview, NY 11803

JK&B CAPITAL V, L.P.

By:	JK&B Management V, L.P., its General Partner
By:	JK&B Capital V, L.L.C., its General Partner

By:	/s/ Thomas Neustaetter

Address:
Two Prudential Plaza
180 N. Stetson Ave., Suite 4500
Chicago, IL 60601

JK&B CAPITAL V SPECIAL OPPORTUNITY FUND, L.P.

By:	JK&B Management V, L.P., its General Partner
By:	JK&B Capital V, L.L.C., its General Partner

By:	/s/ Thomas Neustaetter

Address:

Two Prudential Plaza
180 N. Stetson Ave., Suite 4500
Chicago, IL 60601